Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.


                                                                  EXHIBIT 10.27


                                                AMENDMENT #2 TO MASTER AGREEMENT

                                    FOR VALUE ADDED SERVICES (BRAZIL) BY BETWEEN
     AOL BRASIL LTDA, AND EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - EMBRATEL


         This Amendment (the "Amendment #2"), effective as of September 29, 2000 ("Amendment Date"), is entered into by and between AOL BRASIL LTDA., a Brazilian corporation headquartered at Avenida Industrial 600, 2o. Andar, Santo Andre, 08090-500, Sao Paulo - SP, registered with the Ministerio de Fazenda under number 03.032.579/0001-62, represented by its President, Manoel L. Amorim, hereinafter called AOL, and EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - EMBRATEL, a Brazilian corporation headquartered at Av. Presidente Vargas, 1012, 20179-900, Rio de Janeiro - RJ, registered with the Ministerio de Fazenda under number 33.530,486/0001-29, represented by its Regional Sales Director, Sergio Guedelha Coutinho, and its Account Manager, Fernando Sergio da Silva, hereinafter called EMBRATEL, and modifies, and is incorporated into, the Master Agreement for Value Added Services (Brazil) dated October 18, 1999 by and between AOL and EMBRATEL (the "Agreement").

         This Amendment modifies the section of the Agreement as indicated below. Unless modified herein, all other terms defined in the Agreement shall have the same meaning when used in this Amendment.

         All terms and conditions of the Agreement not otherwise specifically modified in this Amendment remain unchanged and in full force and effect.

         In the case of conflict between the terms of this Amendment and the remaining terms and conditions of the Agreement, the terms of this Amendment shall control.

1.       DEPLOYMENT PLAN

         Exhibit C of the Agreement is hereby amended by ADDING the following provisions, which shall terminate three (3) years after the effective date of this Amendment:

         --------- -------------------------------------- -----------------
            #      AOL DESIGNATED CITIES                       MODEMS
         --------- -------------------------------------- -----------------
           1.      AMERICANA                                   [ ** ]
         --------- -------------------------------------- -----------------
           2.      ANAPOLIS                                    [ ** ]
         --------- -------------------------------------- -----------------
           3.      ARACAJU                                     [ ** ]
         --------- -------------------------------------- -----------------
           4.      ARACATUBA                                   [ ** ]
         --------- -------------------------------------- -----------------
           5.      ARARAQUARA                                  [ ** ]
         --------- -------------------------------------- -----------------
           6.      BARUERI                                     [ ** ]
         --------- -------------------------------------- -----------------
           7.      BAURU                                       [ ** ]
         --------- -------------------------------------- -----------------
           8.      BELEM                                       [ ** ]
         --------- -------------------------------------- -----------------
           9.      BELO HORIZONTE                              [ ** ]
         --------- -------------------------------------- -----------------
           10.     BLUMENAU                                    [ ** ]
         --------- -------------------------------------- -----------------
           11.     BOA VISTA                                   [ ** ]
         --------- -------------------------------------- -----------------



                                       1
                               HIGHLY CONFIDENTIAL

         --------- -------------------------------------- -----------------
           12.     BRASILIA                                    [ ** ]
         --------- -------------------------------------- -----------------
           13.     CAMPINAS                                    [ ** ]
         --------- -------------------------------------- -----------------
           14.     CAMPO GRANDE                                [ ** ]
         --------- -------------------------------------- -----------------
           15.     CAMPOS                                      [ ** ]
         --------- -------------------------------------- -----------------
           16.     CASCAVEL                                    [ ** ]
         --------- -------------------------------------- -----------------
           17.     CATANDUVA                                   [ ** ]
         --------- -------------------------------------- -----------------
           18.     CAXIAS DO SUL                               [ ** ]
         --------- -------------------------------------- -----------------
           19.     CHAPECO                                     [ ** ]
         --------- -------------------------------------- -----------------
           20.     CONTAGEM                                    [ ** ]
         --------- -------------------------------------- -----------------
           21.     CRICIUMA                                    [ ** ]
         --------- -------------------------------------- -----------------
           22.     CUIABA                                      [ ** ]
         --------- -------------------------------------- -----------------
           23.     CURITIBA                                    [ ** ]
         --------- -------------------------------------- -----------------
           24.     FLORIANOPOLIS                               [ ** ]
         --------- -------------------------------------- -----------------
           25.     FORTALEZA                                   [ ** ]
         --------- -------------------------------------- -----------------
           26.     GOIANIA                                     [ ** ]
         --------- -------------------------------------- -----------------
           27.     GOVERNADOR VALADARES                        [ ** ]
         --------- -------------------------------------- -----------------
           28.     JOAO PESSOA                                 [ ** ]
         --------- -------------------------------------- -----------------
           29.     JOINVILLE                                   [ ** ]
         --------- -------------------------------------- -----------------
           30.     JUIZ DE FORA                                [ ** ]
         --------- -------------------------------------- -----------------
           31.     JUNDIAL                                     [ ** ]
         --------- -------------------------------------- -----------------
           32.     LONDRINA                                    [ ** ]
         --------- -------------------------------------- -----------------
           33.     MACAPA                                      [ ** ]
         --------- -------------------------------------- -----------------
           34.     MACEIO                                      [ ** ]
         --------- -------------------------------------- -----------------
           35.     MANAUS                                      [ ** ]
         --------- -------------------------------------- -----------------
           36.     MARILIA                                     [ ** ]
         --------- -------------------------------------- -----------------
           37.     MARINGA                                     [ ** ]
         --------- -------------------------------------- -----------------
           38.     NATAL                                       [ ** ]
         --------- -------------------------------------- -----------------
           39.     NOVO HAMBURGO                               [ ** ]
         --------- -------------------------------------- -----------------
           40.     OSASCO                                      [ ** ]
         --------- -------------------------------------- -----------------
           41.     PALMAS                                      [ ** ]
         --------- -------------------------------------- -----------------
           42.     PELOTAS                                     [ ** ]
         --------- -------------------------------------- -----------------
           43.     PIRACICABA                                  [ ** ]
         --------- -------------------------------------- -----------------
           44.     PONTA GROSSA                                [ ** ]
         --------- -------------------------------------- -----------------
           45.     PORTO ALEGRE                                [ ** ]
         --------- -------------------------------------- -----------------
           46.     PORTO VELHO                                 [ ** ]
         --------- -------------------------------------- -----------------
           47.     PRESIDENTE PRUDENTE                         [ ** ]
         --------- -------------------------------------- -----------------
           48.     RECIFE                                      [ ** ]
         --------- -------------------------------------- -----------------
           49.     RIBEIRAO PRETO                              [ ** ]
         --------- -------------------------------------- -----------------
           50.     RIO BRANCO                                  [ ** ]
         --------- -------------------------------------- -----------------
           51.     RIO DE JANEIRO                              [ ** ]
         --------- -------------------------------------- -----------------
           52.     SALVADOR                                    [ ** ]
         --------- -------------------------------------- -----------------
           53.     SANTA MARIA                                 [ ** ]
         --------- -------------------------------------- -----------------
           54.     SANTO ANDRE                                 [ ** ]
         --------- -------------------------------------- -----------------
           55.     SANTOS                                      [ ** ]
         --------- -------------------------------------- -----------------
           56.     SAO BERNARDO DO CAMPO                       [ ** ]
         --------- -------------------------------------- -----------------


                                       2
                               HIGHLY CONFIDENTIAL

         --------- -------------------------------------- -----------------
           57.     SAO CAETANO DO SUL                          [ ** ]
         --------- -------------------------------------- -----------------
           58.     SAO CARLOS                                  [ ** ]
         --------- -------------------------------------- -----------------
           59.     SAO JOSE DO RIO PRETO                       [ ** ]
         --------- -------------------------------------- -----------------
           60.     SAO JOSE DOS CAMPOS                         [ ** ]
         --------- -------------------------------------- -----------------
           61.     SAO LEPOLDO                                 [ ** ]
         --------- -------------------------------------- -----------------
           62.     SAO LUIS                                    [ ** ]
         --------- -------------------------------------- -----------------
           63.     SAO PAULO                                   [ ** ]
         --------- -------------------------------------- -----------------
           64.     SOROCABA                                    [ ** ]
         --------- -------------------------------------- -----------------
           65.     TERESINA                                    [ ** ]
         --------- -------------------------------------- -----------------
           66.     UBERABA                                     [ ** ]
         --------- -------------------------------------- -----------------
           67.     UBERLANDIA                                  [ ** ]
         --------- -------------------------------------- -----------------
           68.     VARGINHA                                    [ ** ]
         --------- -------------------------------------- -----------------
           69.     VITORIA                                     [ ** ]
         --------- -------------------------------------- -----------------
                                              TOTAL            [ ** ]
         --------- -------------------------------------- -----------------


                                       3
                               HIGHLY CONFIDENTIAL

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the Amendment Date.

                                                   Sao Paulo, September 29, 2000

EMPRESA BRASILEIRA DE                              AOL BRASIL LTDA.
TELECOMUNICACOES S/A/ -
EMBRATEL

By:                                      By:

/s/ SERGIO GUEDELHA COUTINHO             /s/ MANOEL L. AMORIM
-----------------------------------      ----------------------------
Name:  Sergio Guedelha Coutinho          Name:  Manoel L. Amorim
       REGIONAL DIRECTOR                        PRESIDENT

By:

/s/ FERNANDO SERGIO DA SILVA
-----------------------------------
Name:  Fernando Sergio da Silva
          ACCOUNT MANAGER

WITNESSES:

By:  /s/ CYRO OVALLE                      By: /s/ LUIZA ANGELICA C.S. LOUREIRO
     ------------------------------           ---------------------------------
      Cyro Ovalle                             Luiza Angelica C.S. Loureiro
                                              RG.5.942.729




                                       4
                               HIGHLY CONFIDENTIAL